SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                                (Amendment No. 1)

[X]         Filed by Registrant

[ ]        Filed by Party other than the Registrant

Check the appropriate box:

         [X]      Preliminary Proxy Statement

         [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

         [ ]      Definitive Proxy Statement

         [ ]      Definitive Additional Materials

         [ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                            IMMUNOTHERAPEUTICS, INC.
                (Name of Registrant as Specified in Its Charter)
                                 Not Applicable
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

       [ ]        $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
                  14a-6(i)(2) or Item 22(a)(2) of Schedule 14A

       [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)

                  1) Title of each class of securities to which transaction applies:

                  2) Aggregate number of securities to which transaction applies:


                  3) Per unit price or other underlying value of transaction computer pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


                  4) Proposed maximum aggregate value of transaction:


                  5) Total fee paid:

         [X]      Fee paid previously with preliminary materials

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  1) Amount Previously Paid:

                  2) Form, Schedule or Registration Statement No.:

                  3) Filing Party:

                  4) Date Filed:

                            IMMUNOTHERAPEUTICS, INC.
                           3233 Fifteenth Street South
                            Fargo, North Dakota 58104


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 August 8, 1996


         Notice is hereby given that the Annual Meeting of Shareholders of ImmunoTherapeutics, Inc. (the "Company") will be held at the Radisson Hotel, 201 North Fifth Street, Fargo, North Dakota on Thursday, August 8, 1996 at 10:00 A.M. for the following purposes:

         1. To elect three directors to hold office until the next Annual Meeting of Shareholders in 1997 and until their respective successors are elected and qualified;

         2. To consider and vote on a proposal to change the name of the Company to Endorex Corp.;

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Information with respect to the above is set forth in the Proxy Statement which accompanies this Notice. Only shareholders of record at the close of business on July 2, 1996 are entitled to notice of and to vote at the meeting.

         We hope that all of our shareholders who can conveniently do so will attend the meeting. Shareholders who do not expect to be able to attend the meeting are requested to mark, date and sign the enclosed proxy and return the same in the enclosed addressed envelope which requires no postage and is intended for your convenience.


                                     By Order of the Board of Directors,




                                     James W. Burrow, Secretary



Dated:  July 10, 1996

                            IMMUNOTHERAPEUTICS, INC.

                                 Proxy Statement

                         Annual Meeting of Shareholders


         The enclosed proxy is solicited by the Board of Directors of ImmunoTherapeutics, Inc., a Delaware corporation (the "Company"), from the holders of shares of Common Stock, par value $.001 per share, to be voted at the Annual Meeting of Shareholders (the "Meeting") to be held at the Radisson Hotel, 201 North Fifth Street, Fargo, North Dakota on Thursday, August 8, 1996 at 10:00 A.M. and at any adjournments thereof.

         The only business which the Board of Directors intends to present or knows that others will present at the Meeting is (i) the election of three Directors of the Company to hold office until the next Annual Meeting of Shareholders in 1997 and until their successors have been elected and qualified, and (ii) to consider and vote on a proposal to change the name of the Company to Endorex Corp. Management does not know of any other business to be brought before the Meeting but it is intended that as to any other business, a vote may be cast pursuant to the proxy in accordance with the judgment of the person or persons acting thereunder. Any shareholder giving a proxy has the power to revoke it at any time before the proxy is voted by revoking it in writing, by executing a later dated proxy or appearing at the Meeting and voting in person. Any writing revoking a proxy should be addressed to Mr. James W. Burrow, Secretary of the Company at the address set forth below.

         Only shareholders of record as of the close of business on July 2, 1996 are entitled to notice of and to vote at the Meeting or any adjournments thereof. On such date, the Company had issued and outstanding voting securities consisting of 14,122,047 shares of Common Stock, $.001 par value, each of which shares is entitled to one vote.


         The Company's address is 3233 Fifteenth Street, South, Fargo, North Dakota 58104, and its telephone number is (701) 232-9575. This Proxy Statement and the enclosed Form of Proxy will be mailed to the Company's shareholders on or about July 10, 1996.


1.       ELECTION OF DIRECTORS

         At the Meeting, it is proposed to elect three Directors to hold office until the next Annual Meeting of Shareholders in 1997 and until their respective successors are elected and qualified. It is intended that, unless otherwise indicated, the shares of

Common Stock represented by proxies solicited by the Board of Directors will be voted for the election as Directors of the three nominees hereinafter named, all of whom are presently Directors of the Company and, except for Mr. Kanzer, were elected at the Annual Meeting of Shareholders held in 1995. If, for any reason, any of said nominees shall become unavailable for election, which is not now anticipated, the proxies will be voted for the remainder of those named and may be voted for a substitute nominee designated by the Board of Directors. All nominees have indicated that they are willing and able to serve as Directors if elected and, accordingly, the Board of Directors does not have in mind any substitute.

         The nominees as Director, the age, principal occupation and position with the Company of each such person and the year in which each first became a Director are as follows:


                                 Positions and Offices     Director
    Name                  Age       With the Company        Since


Gerald J. Vosika, M.D.    53     Chairman of the Board,      1987
                                 President, Scientific
                                 Director and Director
                                 of the Company

Carl Gilbert, Ph.D.       44     Director of the Company     1990

Steve Kanzer                     Director                    1996


All of the Company's Directors will serve until the next Annual Meeting of Shareholders intended to be held in June 1997 and until their successors are elected and qualified. Officers are to be elected at the annual meeting of the Board of Directors following the Annual Meeting of Shareholders. Directors of the Company do not receive any compensation for serving in that capacity however they are reimbursed for their out-of-pocket expenses in attending meetings.

         Dr. Vosika has been Scientific Director and a Director of the Company, which he founded, since its inception in February 1985. He was President of the Company from inception until August 1990 when he was elected Chairman of the Board. He has been a practicing physician and an investigator of immunotherapeutic agents for the past 21 years. Dr. Vosika was employed by the United States Veteran's Administration from July 1980 until May 1987. He was a part-time employee of the University of North Dakota from July 1980 to March 1993 and a part-time employee of the

United States Veterans Administration from December 1990 to March 1993. Dr. Vosika devotes his full time to the Company. From 1980 through March 1988, he was Chief of Hematology for the University of North Dakota and Chief of Oncology for the Fargo, North Dakota, Veterans Administration Hospital.

         Dr. Carl Gilbert has been employed by Enzon Corporation since July, 1991. Prior thereto he was employed by the Company from June 1987 to July 1991 and held a variety of research positions, including responsibilities for drug development, testing production and quality control. He has a Bachelor of Science degree in biochemistry from the University of Wisconsin, Madison in 1973. He has a Masters degree in biochemistry (1975) and a Ph.D. degree in cell biology (1983) from the University of Illinois. From 1983 until joining the Company he was a post-doctoral research associate at Michigan State University. He has done extensive research on the interaction of tumor cells with natural killer cells. He was elected to the Board of Directors in December 1990.

         Mr. Kanzer is a Senior Managing Director of Paramount Capital, Inc., a biotechnology investment banking firm and Paramount Capital Investments, LLC, a biotechnology venture capital group. Mr. Kanzer is also a founder and Chairman of Discovery Laboratories, Inc., a private biotechnology company and a founder and a director of Boston Life Sciences, Inc. and Atlantic Pharmaceuticals, Inc., each of which are publicly traded biotechnology companies. He has been a founder and director of several other publicly traded biotechnology companies, including, Avigen, Inc., Titan Pharmaceuticals, Inc. and Xenometrix Inc. Prior to 1995, Mr. Kanzer was General Counsel of The Castle Group, Ltd., a biotechnology venture capital firm. Prior to October 1991, Mr. Kanzer was an attorney at the law firm of Skadden, Arps, Meagher, Slate, & Flom. Mr. Kanzer received his J.D. from New York University School of Law and a B.B.A. in Accounting from Baruch College. Mr. Kanzer was elected to the Company's Board of Directors on June 14, 1996 pursuant to an agreement granting Aries Trust, a Cayman Islands Fund, and Aries Domestic Fund, L.P., as transferees of the right to designate one person for election to the Company's Board of Directors pursuant to the agreement dated March 1, 1996 between the Company and Dominion Resources, Inc. See "Certain Transactions."

         Except for Mr. Kanzer, none of the Company's Directors is a Director of any other corporation which is subject to the periodic reporting requirements of the Securities Exchange Act of 1934 or is a registered investment company under the Investment Company Act of 1940.

Executive Officers

         The following table sets forth certain information regarding the executive officers of the Company.

       Name               Age          Principal Occupation

Gerald J. Vosika, M.D.    53          President, Chairman of the
                                      Board, Scientific Director,
                                      Principal Financial Officer
                                      and Director of the Company


         The employment background of Dr. Vosika is described above.

         Dr. Vosika will hold office until the next annual meeting of the Board of Directors following the annual meeting of shareholders unless previously removed by the Board of Directors.


Compensation of Executive Officers.

         The following table sets forth the compensation paid during the Company's three fiscal years ended January 31, 1996, 1995 and 1994 to the chief executive officer of the Company. No other executive officer of the Company received compensation exceeding $100,000 in any of those years.


                           SUMMARY COMPENSATION TABLE


                                                               Long term
                                                              Compensation
                                                                 Awards
   Name and                                     Other Annual                All Other
Principal Position  Year(1)  Salary   Bonus($) Compensation($) Options(#)  Compensation

Gerald Vosika        1996   $197,600    -0-       $15,960          -0-         -0-
                     1995   $197,600    -0-          -0-         75,000        -0-
                     1994   $191,161    -0-       $42,829(2)       -0-         -0-



(1) During the year ended January 31.
(2) Includes life insurance premiums and related tax adjustment.


Employment Agreement

         Dr. Vosika is employed as the Chairman of the Board, President and Scientific Director of the Company pursuant to an agreement expiring on May 31, 1999, which agreement is subject to automatic one-year extensions thereafter unless terminated by either party. Dr. Vosika receives a salary of $225,000 per year pursuant to the agreement. As amended by a letter agreement dated June 25, 1996, the agreement grants Dr. Vosika the right to payment of his salary through the termination date of the agreement if the Company should terminate his employment other than for Cause or if Dr. Vosika should terminate his employment for Good Reason. Good Reason includes a failure by the Company to comply with a material provision of the agreement which is not cured within ten (10) days of notice or any purported termination of Dr. Vosika not effected pursuant to the agreement. As amended, the agreement permits the Company to employ a chief executive officer and President and such employment will not constitute Good Reason for Dr. Vosika to terminate his employment. Dr. Vosika has also agreed that the purchase of shares of the Company's Common Stock by the Aries Fund, a Cayman Island Trust, and the Aries Domestic Fund, L.P., as described below under the caption "Change in Control of the Company," are not Good Reason for him to terminate his employment.


Stock Option Holdings

         The following table provides information with respect to the above named executive officer regarding Company options held at the end of the Company's year ended January 31, 1996 (such officer did not exercise any options during the most recent fiscal year).


                         Aggregate Option Exercises in 1996
                       and Option Values at January 31, 1996
                                                      Value of Unexercised
                       Number of Unexercised               In-the-Money
                    Options at Jan. 31, 1996(#)   Options at Jan. 31, 1996($)(1)
    Name            Exercisable   Unexercisable   Exercisable      Unexercisable

Gerald Vosika         75,000(2)     200,000(2)(3)    $2,250            $6,000


(1) Based on the closing sale price of $0.10 on January 26, 1996.
(2) Exercisable at $0.275 per share.
(3) Does not include an option to purchase 2,000,000 shares of common stock at an exercise price of $.065 per share granted on March 22, 1996.

         No options were granted or exercised during the year ended January 31, 1996. On March 22, 1996, Dr. Vosika was granted a ten-year option to purchase 2,000,000 shares of the Company's Common Stock at an exercise price of $.065 per share.

         On January 19, 1996, the Company's Board of Directors reduced the exercise price of the options granted to Dr. Vosika to purchase 250,000 and 25,000 shares exercisable at $.275 and $.27, respectively, to $.07 per share. The action was taken at the time by the Board of Directors so as to provide to Dr. Vosika an opportunity to realize additional benefits from the options. On January 19, 1996, the bid price for the Company's common stock, based on quotations appearing in the "pink sheets" published by the National Quotation Bureau, Inc., was $.07.


Director and Officer Securities Reports

                  The Federal securities laws require the Company's Directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of any equity securities of the Company. Copies of such reports are required to be furnished to the Company. To the Company's knowledge, based solely on review of the copies of such reports and other information furnished to the Company, all persons subject to these reporting requirements filed the required reports on a timely basis with respect to the Company's year ended January 31, 1996.


Certain Transactions

         On September 23, 1994, the Board of Directors authorized the grant to Dr. Vosika of a five-year option to purchase an aggregate of 250,000 shares of Common Stock at a price of $.275 per share which option vests and becomes exercisable to the extent of 50,000 shares on each of any of the following events occurring: (i) 50,000 shares are to vest at such time as the market price for the Company's Common Stock reaches each of $.50, $1.00, $2.00, $3.00 and $4.00 per share, (ii) an IND and initiation of clinical trials relating to a treatment for Hepatitis C, on or before September 23, 1995, (iii) FDA approval is received for a pivotal phase III trial for colorectal cancer on or before September 23, 1996, (iv) the development of a potential new product as evidenced by the filing of an IND on or before September 23, 1997, or (v) the completion of a corporate transaction resulting in a $2 million investment in the Company. On the basis of the filing of an IND for treating Hepatitis C, the option has vested with respect to 50,000 shares. On January 19, 1996, the Board of Directors reduced the exercise price of this option to $.07 per share.

         At a meeting of the Board of Directors held January 6, 1995, Dr. Vosika was granted a five-year option to purchase 25,000 shares of Common Stock at an exercise price of $0.27 per share in lieu of the Company continuing to pay the premiums on a policy insuring the life of Dr. Vosika. On January 19, 1996, the Board of Directors reduced the exercise price of this option to $.07 per share.

         On March 22, 1996, the Board of Directors granted to Dr. Vosika a ten-year option to purchase 2,000,000 shares of the Company's Common Stock at an exercise price of $.065 per share.


Change In Control of The Company

         On March 1, 1996, the Company entered into a Stock Purchase Agreement with Dominion Resources, Inc. ("Dominion") pursuant to which Dominion agreed to purchase and the Company agreed to sell 5,000,000 shares of the Company's Common Stock at a purchase price per share of $.065 or an aggregate purchase price of $325,000. Such shares were sold in three approximately equal installments at closings held on March 18, April 15, and May 15, 1996. The purchase agreement contains various representations and warranties concerning the Company and its activities and also various affirmative and negative covenants, including a covenant to elect as a Director of the Company one person designated by Dominion. Mr. William McManus, President and a Director of Dominion, was elected as a Director of the Company to serve as Dominion's designee to the Company's Board of Directors and served until June 14, 1996. The purchase agreement also grants to Dominion the right to have registered under the Securities Act of 1933, as amended, the shares sold to Dominion to enable the public offer and sale of those shares. The agreement restricts the Company from entering into mergers, acquisitions or sales of its assets without the prior approval of Dominion's representative on the Company's Board of Directors. The purchase price was paid from Dominion's working capital.

         On June 13, 1996, Dominion entered into an agreement with Aries Fund, a Cayman Island Trust, and the Aries Domestic Fund, L.P., a Delaware limited partnership ("The Aries Fund" and the "Aries Domestic Fund, L.P." are collectively referred to as "Aries"), with the Company a party to the agreement, whereby Dominion sold and Aries purchased an aggregate of 4,000,000 shares of the Company's Common Stock at a price of $.10 per share. The purchase price was paid from Aries' general funds. As part of the transaction, Dominion transferred to Aries certain of its rights under the March 1, 1996 agreement including, among others, the right to designate a Director of the Company and rights to have the shares registered under the Securities Act of 1933, as amended. Upon completion of the sale of the 4,000,000 shares, Mr. Steve Kanzer was elected a Director of the Company as the designee of Aries and Mr. McManus resigned. Also concurrently with the completion of the transaction, the Company redeemed its outstanding rights under the Shareholders Rights Agreement dated as of September 23, 1994.

         On June 26, 1996, Aries purchased from the Company an additional 5,000,000 shares of the Company's Common Stock at a price of $.20 per share or an aggregate of $1,000,000. The purchase price was paid from Aries' general funds. The purchase agreement relating to such shares contained various representations and warranties concerning the Company and its activities and also various affirmative and negative covenants. The purchase agreement grants to Aries the right to have registered under the Securities Act of 1933, as amended, the shares sold to Aries to enable the public offer and sale of those shares. The agreement restricts the Company from entering into mergers, acquisitions or sales of its assets without the prior approval of Aries.


2.       PROPOSAL TO AUTHORIZE CHANGE IN THE COMPANY'S NAME

         In May 1996, the Board of Directors adopted, subject to stockholder approval, an amendment to the Company's Certificate of Incorporation to change the name of the Company to "Endorex Corp." The current name of the Company is "ImmunoTherapeutics, Inc." The name ImmunoTherapeutics was adopted in 1987 to reflect the Company's initial focus on the development of immune stimulating drugs for the treatment of established cancer. The Company in its evaluation of its technology is becoming additionally involved in several areas including vaccine development, particularly for infectious diseases, and compounds and formulations for the induction of bioactive molecules. Bioactive molecules induced by the compounds are important in the development of immunity and the control of viral diseases. Therefore, since the name ImmunoTherapeutics implies a relatively narrow area of technology, the Company believes that the adoption of a new corporate name will reflect this broadening of the focus of the Company's activities. Endo refers to the primitive gastrointestinal track from which the thymus and lymphoid system develop and thus, denotes target cells important in the Company's drug development program.

         The  adoption  of  the  proposed   amendment  to  the   Certificate  of
Incorporation to change the corporate name will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock.

         Your Directors recommend that stockholders vote FOR the adoption of the proposed amendment of the Company's Certificate of Incorporation.


                     VOTING SECURITIES AND PRINCIPAL HOLDERS

         The following table sets forth, as of July 2, 1996, information with respect to each person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934)who is known to the Company to be the beneficial owner of more than five percent of the Company's Common Stock as well as shares of Common Stock beneficially owned by all Directors of the Company and all Directors and executive officers of the Company as a group. As of June 28, 1996, the Company had 14,122,047 shares of Common Stock outstanding.



                                                 Percentage of
     Name of                                    Outstanding Shares
Beneficial Owner (1)               Amount            Owned (1)
- --------------------           --------------   --------------

Dr. Gerald Vosika               2,139,499(2)         13.2%
3505 Riverview Circle
Moorhead, MN 56560

Dr. Carl Gilbert                   27,000(3)           -
c/o ImmunoTherapeutics, Inc.
3505 Riverview Circle
Moorhead, MN 56560

Steve Kanzer                       200,000(4)         1.3%
c/o Aries Financial Services, Inc.
375 Park Avenue - Suite 1501
New York, NY  10152


The Aries Trust                  6,750,000(5)        47.8%
c/o Aries Financial Services, Inc.
375 Park Avenue - Suite 1501
New York, NY  10152

Aries Domestic Fund, L.P.        2,250,000(5)       15.9%
c/o Aries Financial Services, Inc.
375 Park Avenue - Suite 1501
New York, NY  10152

All Directors and officers as
a group (2 persons)             2,366,499(2)(3)(6)   14.6%



(1) Each beneficial owner's percentage ownership is determined by assuming the exercise of options and warrants that are held by such person (but not those held by any other person) and which are exercisable within 60 days.

(2) Includes 64,499 shares held beneficially by Dr. Vosika. In addition, it includes 2,075,000 shares which are the subject of presently exercisable options held by Dr. Vosika.

(3) Includes 1,000 shares held beneficially by Dr. Gilbert. In addition, it includes 26,000 shares which are the subject of options held by Dr. Gilbert.

(4) Includes 200,000 shares issuable on exercise of an option expiring June 12, 2006 at a price of $.20 per share. Mr. Kanzer was elected to the Board of Directors of the Company as the designee of The Aries Trust and Aries Domestic Fund, L.P. Mr. Kanzer disclaims a beneficial interest in the shares held by The Aries Trust and Aries Domestic Fund, L.P.

(5) Aries Financial Services, Inc., is the General Partner of Aries Domestic Fund, L.P., a limited partnership organized under the laws of the State of Delaware, and the Investment Manager to The Aries Trust, a Cayman Islands Trust. Dr. Lindsay Rosenwald is the fund manager and sole shareholder of Aries Financial Services, Inc. The address of Aries Financial Services is 375 Park Avenue, Suite 1501, New York, New York 10152.

(6) Excludes the shares held by The Aries Trust and Aries Domestic Fund, L.P.


Committees and Meetings of the Board of Directors

         The Company's Board of Directors held three meetings during the year ended January 31, 1996. The Company does not have any standing audit, nominating or compensation committees or committees performing similar functions.


Independent Accountants

         Mortenson and Associates, P.C. has served as the Company's independent accountants since January 1992 and has been selected to continue in such capacity for the current fiscal year. It is not anticipated that a representative from that firm will attend the Annual Meeting of Shareholders to make a statement to shareholders or to answer questions of shareholders.


Submission of Shareholder Proposals for 1997 Annual Meeting

         Any proposals which shareholders intend to present for a vote of shareholders at the Company's 1997 Annual Meeting and which such shareholders desire to have included in the Company's proxy statement and form of proxy relating to that meeting must be sent to the Company's executive office and received by the Company not later than March 12, 1997.

Voting Procedures

         Votes at the Annual Meeting of Shareholders are counted by Inspectors of Election appointed by the Chairman of the meeting. If a quorum is present, an affirmative vote of a majority of the votes entitled to be cast by those present in person or by proxy is required for the approval of items submitted to shareholders for their consideration, including the election of directors, unless a different number of votes is required by statute or the Company's certificate of incorporation. Directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote. The adoption of the amendment to the Certificate of Incorporation to change the corporate name will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock. Abstentions by those present at the meeting are tabulated separately from affirmative and negative votes and do not constitute affirmative votes. If a shareholder returns his proxy card and withholds authority to vote for any of the nominees or withholds a vote on any of the proposals submitted, the votes represented by the proxy card will be deemed to be present at the meeting for purposes of determining the presence of a quorum but will not be counted as affirmative votes. Shares in the name of brokers that are not voted are treated as not present.


General

         The cost of soliciting proxies will be borne by the Company. In addition to solicitation by use of the mails, certain officers and regular employees may solicit proxies personally and by telephone and the Company will request banks, brokerage houses and nominees and fiduciaries to forward soliciting material to their principals and will reimburse them for their reasonable out-of-pocket expenses.

         The Company's Annual Report to Shareholders for the fiscal year ended January 31, 1996 including financial statements, is being mailed to shareholders herewith.

         On written request, the Company will provide, without charge to each record or beneficial holder of the Company's Common Stock as of July 2, 1996 a copy of the Company's Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission for the fiscal year ended January 31, 1996. Requests should be addressed to Mr. James Burrow, Secretary, ImmunoTherapeutics, Inc., 3233 Fifteenth Street South, Fargo, North Dakota 58104.


                                       By Order of the Board of Directors,

                                       James Burrow, Secretary


Dated:  July 10, 1996

                                                    APPENDIX:  PROXY STATEMENT


                            IMMUNOTHERAPEUTICS, INC.
                           3233 Fifteenth Street South
                            Fargo, North Dakota 58104


           This Proxy Is Solicited on Behalf of the Board of Directors


         The undersigned hereby appoints Dr. Gerald Vosika and Mr. James Burrow, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all the shares of common stock of ImmunoTherapeutics, Inc. held of record by the undersigned on July 2, 1996 at the annual meeting of shareholders to be held on August 8, 1996 or any adjournments thereof.



         1.       Election of Directors

                  [ ] For all nominees listed below (except as marked to contrary below)

                  [ ] Withhold Authority to vote for all nominees listed below

Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.


                  Gerald J. Vosika              Steve Kanzer
                  Carl Gilbert


         2.       In favor of [ ]        Against [ ]               Abstain  [ ]

                  Proposal to change the name of the Company to Endorex Corp.


         3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted for each of the Proposals.

Please sign exactly as             When shares are held by joint tenants
name appears below.                both should sign. When signing as
                                   attorney, as executor, administrator
                                   trustee or  guardian, please give
                                   full title as such. If a corporation,
                                   please  sign  in  full corporate name
                                   by president or other authorized officer.
                                   If a partnership, please  sign   in
                                   partnership   name   by   authorized
                                   person.

Dated:_____________________1996


Please mark,  sign, date and return      Signature
the proxy card promptly using the
enclosed envelope.

                                          Signature if held jointly